UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 22, 2018

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

27 East 62nd Street New York, New York (Address of principal executive offices)	10065 (Zip code)

Registrant’s telephone number, including area code:  (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 22, 2018, SIGA Technologies, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) in New York, New York.  Stockholders representing 73,217,480 shares of common stock, or 92.6% of the shares of common stock outstanding as of the March 29, 2018 record date, were present in person or were represented at the meeting by proxy.  The items listed below were submitted to a vote of the stockholders present, in person or by proxy, and entitled to vote at the 2018 Annual Meeting.  Final voting results are shown below.

At the 2018 Annual Meeting, the stockholders of the Company (i) elected nine director nominees to hold office until the earlier of the 2019 Annual Meeting of Stockholders of the Company or until their successors are elected and qualified or until their earlier resignation or removal and (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent certified public accountants for the fiscal year ending December 31, 2018.  Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(1)	Election of the following individuals to hold office as directors of the Company for terms of one year.

Number of Shares Voted

Name	For	Withheld

Eric A. Rose, M.D.	47,598,771	146,215

James J. Antal	42,484,261	5,260,725

Michael J. Bayer	42,487,613	5,257,373

Thomas E. Constance	42,438,262	5,306,724

Phillip L. Gomez	47,659,337	85,649

Jeffrey B. Kindler	42,839,266	4,905,720

Joseph W. Marshall, III	47,660,000	84,986

Michael C. Plansky	47,659,484	85,502

Paul G. Savas	47,170,990	573,996

With respect to each director nominee there were 25,472,494 broker “non-votes”.

(2)	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018.

Number of Shares Voted

For	Against	Abstain
73,057,077	34,183	126,220

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGA TECHNOLOGIES, INC.

	By:	/s/ Daniel J. Luckshire
	Name:	Daniel J. Luckshire
	Title:	Chief Financial Officer

Date: May 23, 2018